                                                                  CONFORMED COPY


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event Reported) March 1, 1999

                             WHIRLPOOL CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

           Delaware                     1-3932                  38-1490038
----------------------------       ----------------         ------------------
(State or Other Jurisdiction       (Commission File           (IRS Employer
     of incorporation)                  Number)             Identification No.

      2000 M63 North, Benton Harbor, Michigan                   49022-2692
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        (Address of principal executive Offices)                (Zip Code)

                                (616)-923-5000
              --------------------------------------------------
              Registrant's telephone number, including area code

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Item 5.  Other Events
         ------------

     On March 1, 1999 the registrant announced that its Board of Directors approved the repurchase of up to $250 million of the company's outstanding shares of common stock.






Item 7.  Financial Statements and Exhibits
         ---------------------------------

     Copy of press release dated March 1, 1999 regarding the registrant's announcement that its Board of Directors has approved the repurchase of up to $250 million of the company's outstanding shares of common stock.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WHIRLPOOL CORPORATION
                                       Registrant



Date: March 3, 1999             By: /s/ Robert T. Kenagy
                                    ----------------------------
                                 Name:  Robert T. Kenagy
                                 Title: Associate General Counsel and Secretary